                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
Morgan Stanley                                                     May 25, 2004
Securitized Products Group      [Morgan Stanley Logo]

--------------------------------------------------------------------------------

                            Computational Materials


                                  $219,976,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-SD2


                       Mortgage Pass-Through Certificates




--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
Morgan Stanley                                                     May 25, 2004
Securitized Products Group      [Morgan Stanley Logo]

--------------------------------------------------------------------------------

                           Approximately $219,976,000
               Morgan Stanley ABS Capital I Inc., Series 2004-SD2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

  Bank of America, N.A., Washington Mutual Bank FA, Wilshire Credit Corporation
                                    Servicers

                             Transaction Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Modified
                                      Expected      Avg Life   Duration                                    Initial
 Offered                               Ratings      to Call /  To Call /     Payment Window To Call /   Subordination
 Classes  Description  Balance ($)  (S&P/ Moody's)   Mty(1)(2) Mty(1)(2)(3)        Mty(1)(2)              Level (%)     Benchmark
========  ===========  ===========  ==============  ========== =========== ===========================  ==============  ==========
   A-1      Floater    191,210,000      AAA/Aaa     3.02/3.28   2.93/3.15   06/04-01/13 / 06/04-02/23        15.25      1 Mo. LIBOR
--------  -----------  -----------  --------------  ---------- ----------- ---------------------------  --------------  -----------
   M-1      Floater     10,152,000       AA/Aa2     5.67/6.23   5.38/5.84   07/07-01/13 / 07/07-04/19        10.75      1 Mo. LIBOR
--------  -----------  -----------  --------------  ---------- ----------- ---------------------------  --------------  -----------
   M-2      Floater      9,025,000        A/A2      5.67/6.16   5.20/5.58   06/07-01/13 / 06/07-02/18         6.75      1 Mo. LIBOR
--------  -----------  -----------  --------------  ---------- ----------- ---------------------------  --------------  -----------
   B-1      Floater      7,332,000      BBB/Baa2    5.67/6.01   5.00/5.24   06/07-01/13 / 06/07-07/16         3.50      1 Mo. LIBOR
--------  -----------  -----------  --------------  ---------- ----------- ---------------------------  --------------  -----------
   B-2      Floater      2,257,000     BBB-/Baa3    5.67/5.77   4.98/5.05   06/07-01/13 / 06/07-03/14         2.50      1 Mo. LIBOR
--------  -----------  -----------  --------------  ---------- ----------- ---------------------------  --------------  -----------


Notes:  (1) Certificates are priced to the 10% Optional Clean-up Call.
        (2) Based on the pricing prepayment speed. See details below.
        (3) Assumes pricing at par.
        (4) Bond sizes subject to a variance of plus or minus 5%.


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 2

--------------------------------------------------------------------------------
Morgan Stanley                                                     May 25, 2004
Securitized Products Group      [Morgan Stanley Logo]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Description of the Collateral Pool
--------------------------------------------------------------------------------

Bank of America (approximately 29%): Scratch & Dent loans from Prime and Alt-A (including agency) origination channels.

    o   Prior delinquencies
    o   Program exceptions (LTV, FICO, DTI, or multiple factors)
    o   Documentation exceptions
    o 705 current FICO, 65.8% current combined LTV for the Bank of America portion
    o   Servicing retained

Washington Mutual (approximately 19%): Scratch & Dent loans from Prime and Alt-A (including agency) origination channels.

    o   Current or prior delinquencies
    o   Program exceptions (LTV, FICO, DTI, or multiple factors)
    o   Documentation exceptions
    o 668 current FICO, 68.0% current combined LTV for the Washington Mutual portion
    o   95% of population Servicing retained

WMC (approximately 18%): Scratch & Dent loans from subprime origination:

    o   Underwriting, appraisal and documentation exceptions
    o   Compliance exceptions (cured prior to purchase)
    o   Current or prior delinquencies
    o   609 current FICO, 82.9% current combined LTV for the WMC portion

Option One (approximately 11%): Scratch & Dent loans from subprime origination:

    o   Underwriting, appraisal and documentation exceptions
    o   Compliance exceptions (cured prior to purchase)
    o   Current or prior delinquencies
    o   Program exceptions (LTV, FICO, DTI, or multiple factors)
    o   591 current FICO, 82.2% current combined LTV for the Option One portion

All Other (approximately 23%):

    o Loans originated by 12 originators acquired in approximately 20+ separate transactions
    o Prime, Alt-A and subprime loans with program exceptions: LTV, DTI, FICO, missing or incorrect documentation, compliance exceptions cured prior to funding
    o   Delinquency issues (including sub- and re-performing loans)


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                     May 25, 2004
Securitized Products Group      [Morgan Stanley Logo]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Summary of Terms
--------------------------------------------------------------------------------


Issuer:                         Morgan Stanley ABS Capital I Inc. Trust 2004-SD2.
Depositor:                      Morgan Stanley ABS Capital I Inc.
Servicers:                      Bank of America, N.A., Washington Mutual Bank FA, Wilshire Credit Corporation.
Trustee:                        Deutsche Bank National Trust Company.
Custodian:                      Deutsche Bank National Trust Company.
Underwriters:                   Morgan Stanley (lead manager), Utendahl Capital Partners, L.P. and Blaylock & Partners, L.P.
Rating Agencies:                Moody's Investors Service and Standard & Poor's.
Class B Certificates:           The Class B-1 and B-2 Certificates.
Class M Certificates:           The Class M-1 and M-2 Certificates.
Offered Certificates:           Classes A-1, M-1, M-2, B-1 and B-2 Certificates.
Cut-off Date:                   May 1, 2004.
Expected Closing Date:          On or around June 4, 2004 through DTC and Euroclear or Clearstream.  The Certificates will be sold without accrued interest.
Distribution Dates:             The 25th of each month, or if such day is not a business day, on the next business day, beginning
                                June 25, 2004.
Final Scheduled Distribution    The Distribution Date occurring in April 2034.
Date:
Due Period:                     For any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.
Interest Accrual Period:        The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first
                                Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date
                                (on an actual/360 day count basis).


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

Mortgage Loans:                 Approximately $225,616,575 of Mortgage Loans as of Cut-off Date. The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end mortgage loans, secured by 1st and 2nd lien and balloon mortgages on primarily 1-4 family properties. The Mortgage Loans consist of 91.15%
                                Performing Mortgage Loans, 7.20% Sub-Performing Mortgage Loans and 1.66% Re-Performing Mortgage
                                Loans with aggregate principal balances as of the Cut-off Date of approximately $205,647,434,
                                $16,234,750, and $3,734,392, respectively. The Mortgage Loans consist of approximately 38.99%
                                fixed rate mortgage loans and 61.01% adjustable rate mortgage loans with aggregate principal balances as of the Cut-off Date of approximately $87,966,143 and $137,650,432, respectively.

Performing Mortgage             A "Performing Mortgage Loan" is a Mortgage Loan (which may be a Payment Plan Mortgage Loan or a
Loans:                          Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related Mortgage Note
                                (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent.

                                A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such
                                Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the
                                "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the
                                Monthly Payment on May 1, 2004 will be reported as Delinquent as of the beginning of business on
                                June 2, 2004, if the Monthly Payment is not made by such time.

Re-Performing Mortgage          A "Re-Performing Mortgage Loan" is a Mortgage Loan (which may be a Payment Plan Mortgage Loan
Loan:                           or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days Delinquent with respect to certain Regular Scheduled Payments but which satisfies one of the following criteria (the "Re-Performance Test"):
                                (i)    the mortgagor has made in aggregate at least three Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to February 1, 2004), or
                                (ii)   the mortgagor has made in aggregate at least four Regular Scheduled Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to January 1, 2004), or
                                (iii)  the mortgagor has made in aggregate at least five Regular Scheduled Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to December 1, 2003).

Sub-Performing                  A "Sub-Performing Mortgage Loan" is a Mortgage Loan (which may be a Payment Plan Mortgage Loan or a
Mortgage Loan:                  Bankruptcy Plan Mortgage Loan) pursuant to which a payment due prior to the Cut-off Date under the terms of the related Mortgage Note (or any modification thereto), is at least 30 but not more than
                                89 days Delinquent.

Payment Plan Mortgage           A "Payment Plan Mortgage Loan" is a Mortgage Loan with respect to which the related  mortgagor must
Loan                            make Monthly Payments in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such Mortgage Loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down (a) the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus (b) the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent such advances are outstanding as of the Cut-off Date.


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------


Bankruptcy Plan                 A "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan with respect to which the related mortgagor
Mortgage Loan                   defaulted and, after such default, became the subject of a bankruptcy case under Title 11 of the
                                United States Code or a state bankruptcy code and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make monthly payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

Servicing Fee:                  37.54 bps per annum (weighted average).

Trust Expense Fee:              [2.00] bps per annum.

Pricing Prepayment              o   Fixed Rate Mortgage Loans: CPR starting at approximately 1.4667 CPR as of the initial due
Speed:                              date of the Mortgage Loan and increasing to 22% CPR in month 15 (22%/15 CPR increase for each month), and remaining at 22% CPR thereafter.
                                o   ARM Mortgage Loans:  CPR of 22%.

Credit Enhancement:             The Offered Certificates are credit enhanced by:
                                1)  Net Monthly Excess Cashflow from the Mortgage Loans,
                                2)  2.50% overcollateralization (funded upfront). On and after the Step-down Date, so long as a
                                    Trigger Event is not in effect, the required overcollateralization will equal 5.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due
                                    Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage
                                    Loans as of the Cut-off Date, and
                                3)  Subordination of distributions on the more subordinate classes of certificates (if applicable)
                                    to  the required distributions on the more senior classes of certificates.

Senior Enhancement              For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate
Percentage:                     Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution
                                Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:                 The later to occur of:
                                (x)  The earlier of:
                                     (a)  The Distribution Date occurring in June 2007; and
                                     (b)  The Distribution Date on which the aggregate Certificate Principal Balance of the
                                          Class A-1 Certificates is reduced to zero; and
                                (y)  The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Certificates on the applicable Distribution Date) is greater than or equal to approximately 30.50%.


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------


Trigger Event:                  A "Trigger Event" will be in effect on a Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:
                                (a) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [ ]% of the Senior
                                Enhancement Percentage; or
                                (b) The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the aggregate principal balance of the Mortgage
                                Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                 Distribution Date          Percentage
                                 -----------------          ----------
                                  Months [37-48]            [3.00]% (for the first month, plus 1/12th of [0.75]% for each month thereafter)
                                  Months [49-60]            [3.75]% (for the first month, plus 1/12th of [0.75]% for each month thereafter)
                                  Months [61-72]            [4.50]% (for the first month, plus 1/12th of [0.75]% for each month thereafter)
                                  Months [73-84]            [5.25]% (for the first month, plus 1/12th of [0.40]% for each month thereafter)
                                  Month [85] and thereafter [5.65]%

60+ Day Delinquent              Without duplication, (i) each Mortgage Loan with respect to which any portion of a Monthly Payment
Loan:                           is, as of the last calendar day of the prior Collection Period, two months or more past due (other than a Re-Performing 60+ Day Delinquent Loan), (ii) each Mortgage Loan in foreclosure (other than a Re-Performing 60+ Day Delinquent Loan), (iii) each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date (other than a Re-Performing 60+ Day Delinquent Loan)
                                and (iv) all REO Property.

Rolling Six Month 60+           With respect to any Distribution Date, the average of the percentage equivalents of the fractions
Day Delinquent Percentage:      determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent
                                Loans (other than Re-Performing 60+ Day Delinquent Loans), and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

Re-Performing 60+ Day           Each Mortgage Loan with respect to which, as of any date of determination, (x) any portion of a
Delinquent Loan:                Monthly Payment is, as of the last calendar day of the prior Collection Period, two months or more past due and (y) with respect to which the Mortgagor has made three aggregate Monthly Payments within the three calendar months preceding such date of determination.

Initial Subordination           Class A-1:       15.25%
Percentage:                     Class M-1:       10.75%
                                Class M-2:         6.75%
                                Class B-1:         3.50%
                                Class B-2:         2.50%

Advances:                       The Servicer will advance scheduled principal and interest, but only to the extent that the Servicer believes such advances to be recoverable from liquidation proceeds. No advancing will be made with respect to simple interest Mortgage Loans, which comprise approximately 0.04% of the Mortgage
                                Loans.


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------


Optional Clean-up Call:         Exercisable when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Step-up Coupons:                For all Offered Certificates the coupon will increase after the Optional Clean-up Call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A-1
                                Certificates and by 1.5x on all other Certificates on and after the first Distribution Date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-Through Rate:    The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the
                                Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate:    The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the
                                Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate:    The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the
                                Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate:    The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the
                                Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate:    The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i)
                                one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the
                                Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap:                        As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fees and Trust Expense Fees, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Basis Risk Carry                As to any Distribution Date, the supplemental interest amount for each of the Class A-1, M-1, M-2,
Forward Amounts:                B-1 and B-2 will equal the sum of:
                                (i)   The excess, if any, of interest that would otherwise be due on such Certificates at such
                                      Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                                (ii)  Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
                                (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate
                                      (without regard to the WAC Cap).


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------


Interest Distributions on       On each Distribution Date and after payments of Servicing and Trust Expense Fees, interest
Offered Certificates:           distributions from the Interest Remittance Amount will be allocated as follows:
                                (i)   To the Class A-1 Certificates, its Accrued Certificate Interest and unpaid interest amounts;
                                (ii)  To the Class M-1 Certificates, its Accrued Certificate Interest;
                                (iii) To the Class M-2 Certificates, its Accrued Certificate Interest;
                                (iv)  To the Class B-1 Certificates, its Accrued Certificate Interest; and
                                (v)   To the Class B-2 Certificates, its Accrued Certificate Interest.

Principal Distributions on      On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in
Offered Certificates:           effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                                (i)   to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                (ii)  to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                (iv)  to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
                                (v)   to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                                On each Distribution Date (a) on or after the Step-down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                                (i)   to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class
                                      A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                                (ii)  to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                                (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                                (iv)  to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                                (v)   to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------


Class A-1 Certificates          Beginning on the first Distribution Date, and for a period of [35] months thereafter, an Interest
Interest Rate Cap:              Rate Cap will be pledged to the Trust for the benefit of the Class A-1 Certificates. For its duration, the Class A-1 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class A-1 Interest Rate Cap Notional Balance (the "Class
                                A-1 Interest Rate Cap Payment") as described on the schedule herein.

Class A-1 Certificates          The Class A-1 Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward
Interest Rate Cap               Amount due to the Class A-1 Certificates.
Allocation:

Class M-1 Certificates          Beginning on the first Distribution Date, and for a period of [103] months thereafter, an Interest
Interest Rate Cap:              Rate Cap will be pledged to the Trust for the benefit of the Class M-1 Certificates. For its duration, the Class M-1 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class M-1 Interest Rate Cap Notional Balance (the "Class
                                M-1 Interest Rate Cap Payment") as described on the schedule herein.

Class M-1 Certificates          The Class M-1 Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward
Interest Rate Cap               Amount due to the Class M-1 Certificates.
Allocation:

Class M-2 Certificates          Beginning on the first Distribution Date, and for a period of [103] months thereafter, an Interest
Interest Rate Cap:              Rate Cap will be pledged to the Trust for the benefit of the Class M-2 Certificates.
                                For its duration, the Class M-2 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class M-2 Interest Rate Cap Notional Balance (the
                                "Class M-2 Interest Rate Cap Payment") as described on the schedule herein.

Class M-2 Certificates          The Class M-2 Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward
Interest Rate Cap               Amount due to the Class M-2 Certificates.
Allocation:

Class B-1 Certificates          Beginning on the first Distribution Date, and for a period of [103] months thereafter, an
Interest Rate Cap:              Interest Rate Cap will be pledged to the Trust for the benefit of the Class B-1 Certificates. For its duration, the Class B-1 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class B-1 Interest Rate Cap Notional Balance (the
                                "Class B-1 Interest Rate Cap Payment") as described on the schedule herein.

Class B-1 Certificates          The Class B-1 Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward
Interest Rate Cap               Amount due to the Class B-1 Certificates.
Allocation:

Class B-2 Certificates          Beginning on the first Distribution Date, and for a period of [103] months thereafter, an Interest
Interest Rate Cap:              Rate Cap will be pledged to the Trust for the benefit of the Class B-2 Certificates. For its duration, the Class B-2 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class B-2 Interest Rate Cap Notional Balance (the "Class
                                B-2 Interest Rate Cap Payment") as described on the schedule herein.



-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------



Class B-2 Certificates          The Class B-2 Interest Rate Cap Payment shall be available to pay any Basis Risk Carry Forward
Interest Rate Cap Allocation:   Amount due to the Class B-2 Certificates.

Allocation of Net Monthly       For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
Excess Cashflow:                (i)      to the Class M-1 Certificates, the unpaid interest shortfall amount;
                                (ii)     to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;
                                (iii)    to the Class M-2 Certificates, the unpaid interest shortfall amount;
                                (iv)     to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;
                                (v)      to the Class B-1 Certificates, the unpaid interest shortfall amount;
                                (vi)     to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;
                                (vii)    to the Class B-2 Certificates, the unpaid interest shortfall amount;
                                (viii)   to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;
                                (ix)     any Class A-1 Basis Risk Carry Forward Amount remaining unpaid to the Class A-1
                                         Certificates, and
                                (x)      sequentially, to Classes M-1, M-2, B-1, B-2 Certificates, in that order, any Basis Risk
                                         Carry Forward Amount remaining unpaid for such classes.

Interest Remittance Amount:     For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:   For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the
                                Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution Amount:  On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the
                                Extra Principal Distribution Amount.

Basic Principal Distribution    On any Distribution Date, the excess of (i) the aggregate principal remittance amount over (ii)
Amount:                         the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:    For any Distribution Date, the amount of funds available for distribution on such Distribution
                                Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution    For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced with
Amount:                         respect to the Mortgage Loans with due dates in the related Due Period (less Servicing Fees and
                                Trust Expense Fees) over (y) the sum of interest payable on the Certificates on such Distribution
                                Date, and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:     For any Distribution Date, the excess, if any, of (i) the overcollateralization as of such
                                Distribution Date over (ii) the required overcollateralization for such Distribution Date.

Allocation of Losses:           For any Distribution Date, any realized losses on the mortgage loans will be allocated as follows:

                                (i)   to Net Monthly Excess Cashflow, in reduction of the overcollateralization amount,
                                (ii)  to the Class B-2 Certificates,
                                (iii) to the Class B-1 Certificates,
                                (iv)  to the Class M-2 Certificates,
                                (v)   to the Class M-1 Certificates.
                                The pooling agreement does not permit allocation of realized losses to the Class A-1 Certificates.

-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------


Class A-1 Principal             For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal
Distribution Amount:            Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 69.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,128,083.

Class M-1 Principal             For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:            Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 78.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                                Due Period over $1,128,083.

Class M-2 Principal             For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:            Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates (after taking into account the payment of the
                                Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                                Due Period over $1,128,083.

Class B-1 Principal             For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:            Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates (after taking into account the payment of the
                                Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates (after taking into account the payment of the
                                Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate
                                Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
                                (y) the lesser of (A) the product of (i) approximately 93.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                                Due Period over $1,128,083.


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------


Class B-2 Principal             For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:            Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date), (ii) the Certificate
                                Principal Balance of the Class M-1 Certificates (after taking into account the payment of the
                                Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                                Principal Balance of the Class M-2 Certificates (after taking into account the payment of the
                                Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal
                                Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                                Principal Distribution Amount on such Distribution Date), and (v) the Certificate Principal
                                Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,128,083.

Trust Tax Status:               REMIC.

ERISA Eligibility:              Subject to the considerations in the Prospectus, the Class M and B Certificates are not expected to be ERISA eligible.

SMMEA Eligibility:              It is not anticipated that any of the Offered Certificates will be SMMEA eligible.

Prospectus:                     The Class A-1, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the
                                Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus. PLEASE SEE "RISK FACTORS" IN THE
                                PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
                                INVESTMENT IN THE OFFERED CERTIFICATES.


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

                        Weighted Average Life Sensitivity

                                     To Call
                                     -------


----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
A-1    WAL (years)                   5.74          4.92         4.02          3.02          2.35          1.86          1.47
       First Payment Date          6/25/2004    6/25/2004     6/25/2004     6/25/2004     6/25/2004     6/25/2004     6/25/2004
       Expected Final Maturity     2/25/2020    2/25/2018     9/25/2015     1/25/2013     3/25/2011    12/25/2009     1/25/2009
       Window                       1 - 189      1 - 165       1 - 136       1 - 104       1 - 82        1 - 67        1 - 56
----------------------------------------------------------------------------------------------------------------------------------
M-1    WAL (years)                   10.60         9.14         7.47          5.67          4.71          4.28          4.26
       First Payment Date          8/25/2009    10/25/2008   12/25/2007     7/25/2007     9/25/2007    12/25/2007     3/25/2008
       Expected Final Maturity     2/25/2020    2/25/2018     9/25/2015     1/25/2013     3/25/2011    12/25/2009     1/25/2009
       Window                      63 - 189      53 - 165     43 - 136      38 - 104       40 - 82       43 - 67       46 - 56
----------------------------------------------------------------------------------------------------------------------------------
M-2    WAL (years)                   10.60         9.14         7.47          5.67          4.65          4.11          3.89
       First Payment Date          8/25/2009    10/25/2008   12/25/2007     6/25/2007     8/25/2007     9/25/2007    11/25/2007
       Expected Final Maturity     2/25/2020    2/25/2018     9/25/2015     1/25/2013     3/25/2011    12/25/2009     1/25/2009
       Window                      63 - 189      53 - 165     43 - 136      37 - 104       39 - 82       40 - 67       42 - 56
----------------------------------------------------------------------------------------------------------------------------------
B-1    WAL (years)                   10.60         9.14         7.47          5.67          4.61          4.02          3.69
       First Payment Date          8/25/2009    10/25/2008   12/25/2007     6/25/2007     6/25/2007     7/25/2007     8/25/2007
       Expected Final Maturity     2/25/2020    2/25/2018     9/25/2015     1/25/2013     3/25/2011    12/25/2009     1/25/2009
       Window                      63 - 189      53 - 165     43 - 136      37 - 104       37 - 82       38 - 67       39 - 56
----------------------------------------------------------------------------------------------------------------------------------
B-2    WAL (years)                   10.60         9.14         7.47          5.67          4.59          3.98          3.61
       First Payment Date          8/25/2009    10/25/2008   12/25/2007     6/25/2007     6/25/2007     7/25/2007     7/25/2007
       Expected Final Maturity     2/25/2020    2/25/2018     9/25/2015     1/25/2013     3/25/2011    12/25/2009     1/25/2009
       Window                      63 - 189      53 - 165     43 - 136      37 - 104       37 - 82       38 - 67       38 - 56
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

                        Weighted Average Life Sensitivity

                                   To Maturity
                                   -----------

------------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60             75            100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
A-1    WAL (years)                   6.11          5.28           4.34          3.28          2.57          2.04           1.62
       First Payment Date          6/25/2004     6/25/2004     6/25/2004      6/25/2004     6/25/2004     6/25/2004     6/25/2004
       Expected Final Maturity     9/25/2031     5/25/2030     9/25/2027      2/25/2023     7/25/2019    11/25/2016     11/25/2014
       Window                       1 - 328       1 - 312       1 - 280        1 - 225       1 - 182       1 - 150       1 - 126
------------------------------------------------------------------------------------------------------------------------------------
M-1    WAL (years)                   11.45         9.93           8.19          6.23          5.17          4.65           4.57
       First Payment Date          8/25/2009    10/25/2008     12/25/2007     7/25/2007     9/25/2007    12/25/2007     3/25/2008
       Expected Final Maturity    10/25/2028     9/25/2026     7/25/2023      4/25/2019     4/25/2016     3/25/2014     7/25/2012
       Window                      63 - 293      53 - 268       43 - 230      38 - 179      40 - 143      43 - 118       46 - 98
------------------------------------------------------------------------------------------------------------------------------------
M-2    WAL (years)                   11.37         9.85           8.10          6.16          5.06          4.44           4.16
       First Payment Date          8/25/2009    10/25/2008     12/25/2007     6/25/2007     8/25/2007     9/25/2007     11/25/2007
       Expected Final Maturity     7/25/2027     4/25/2025     2/25/2022      2/25/2018     5/25/2015     5/25/2013     11/25/2011
       Window                      63 - 278      53 - 251       43 - 213      37 - 165      39 - 132      40 - 108       42 - 90
------------------------------------------------------------------------------------------------------------------------------------
B-1    WAL (years)                   11.16         9.64           7.92          6.01          4.90          4.25           3.88
       First Payment Date          8/25/2009    10/25/2008     12/25/2007     6/25/2007     6/25/2007     7/25/2007     8/25/2007
       Expected Final Maturity     7/25/2025     2/25/2023     2/25/2020      7/25/2016     1/25/2014     4/25/2012     12/25/2010
       Window                      63 - 254      53 - 225       43 - 189      37 - 146      37 - 116       38 - 95       39 - 79
------------------------------------------------------------------------------------------------------------------------------------
B-2    WAL (years)                   10.79         9.30           7.62          5.77          4.68          4.05           3.67
       First Payment Date          8/25/2009    10/25/2008     12/25/2007     6/25/2007     6/25/2007     7/25/2007     7/25/2007
       Expected Final Maturity     2/25/2022    11/25/2019     3/25/2017      3/25/2014     3/25/2012     9/25/2010     9/25/2009
       Window                      63 - 213      53 - 186       43 - 154      37 - 118       37 - 94       38 - 76       38 - 64
------------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

                                 CPR Sensitivity

                                     To Call
                                     -------

--------------------------------------------------------------------------------
         CPR (%)                          20             25             30
--------------------------------------------------------------------------------
A-1      WAL (years)                     3.31           2.61           2.08
         First Payment Date            6/25/2004      6/25/2004      6/25/2004
         Expected Final Maturity      11/25/2013     12/25/2011      7/25/2010
         Window                         1 - 114        1 - 91         1 - 74
--------------------------------------------------------------------------------
M-1      WAL (years)                     6.19           5.06           4.45
         First Payment Date            6/25/2007      8/25/2007     10/25/2007
         Expected Final Maturity      11/25/2013     12/25/2011      7/25/2010
         Window                        37 - 114        39 - 91        41 - 74
--------------------------------------------------------------------------------
M-2      WAL (years)                     6.19           5.02           4.34
         First Payment Date            6/25/2007      7/25/2007      8/25/2007
         Expected Final Maturity      11/25/2013     12/25/2011      7/25/2010
         Window                        37 - 114        38 - 91        39 - 74
--------------------------------------------------------------------------------
B-1      WAL (years)                     6.19           5.01           4.28
         First Payment Date            6/25/2007      6/25/2007      7/25/2007
         Expected Final Maturity      11/25/2013     12/25/2011      7/25/2010
         Window                        37 - 114        37 - 91        38 - 74
--------------------------------------------------------------------------------
B-2      WAL (years)                     6.19           5.00           4.26
         First Payment Date            6/25/2007      6/25/2007      6/25/2007
         Expected Final Maturity      11/25/2013     12/25/2011      7/25/2010
         Window                        37 - 114        37 - 91        37 - 74
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

                                 CPR Sensitivity

                                   To Maturity
                                   -----------

--------------------------------------------------------------------------------
         CPR (%)                          20             25             30
--------------------------------------------------------------------------------
A-1      WAL (years)                     3.59           2.84           2.28
         First Payment Date            6/25/2004      6/25/2004      6/25/2004
         Expected Final Maturity       9/25/2024      1/25/2021      3/25/2018
         Window                         1 - 244        1 - 200        1 - 166
--------------------------------------------------------------------------------
M-1      WAL (years)                     6.80           5.55           4.87
         First Payment Date            6/25/2007      8/25/2007     10/25/2007
         Expected Final Maturity       8/25/2020      7/25/2017      3/25/2015
         Window                        37 - 195       39 - 158       41 - 130
--------------------------------------------------------------------------------
M-2      WAL (years)                     6.73           5.46           4.72
         First Payment Date            6/25/2007      7/25/2007      8/25/2007
         Expected Final Maturity       4/25/2019      6/25/2016      5/25/2014
         Window                        37 - 179       38 - 145       39 - 120
--------------------------------------------------------------------------------
B-1      WAL (years)                     6.57           5.31           4.54
         First Payment Date            6/25/2007      6/25/2007      7/25/2007
         Expected Final Maturity       8/25/2017      1/25/2015      2/25/2013
         Window                        37 - 159       37 - 128       38 - 105
--------------------------------------------------------------------------------
B-2      WAL (years)                     6.31           5.09           4.35
         First Payment Date            6/25/2007      6/25/2007      6/25/2007
         Expected Final Maturity       2/25/2015     12/25/2012      6/25/2011
         Window                        37 - 129       37 - 103        37 - 85
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


          Period                A-1 Cap (%)         M-1 Cap (%)         M-2 Cap (%)          B-1 Cap (%)         B-2 Cap (%)
          ------                ----------          -----------         -----------          -----------         -----------
                                Actual/360           Actual/360          Actual/360          Actual/360           Actual/360
            0                        -                   -                   -                    -                   -
            1                     12.08                11.81               11.81               11.81                11.81
            2                      9.34                 9.15                9.15                9.15                 9.15
            3                      9.16                 8.97                8.97                8.97                 8.97
            4                      9.20                 9.00                9.00                9.00                 9.00
            5                      9.45                 9.25                9.25                9.25                 9.25
            6                      9.30                 9.09                9.09                9.09                 9.09
            7                      9.53                 9.31                9.31                9.31                 9.31
            8                      9.32                 9.10                9.10                9.10                 9.10
            9                      9.35                 9.12                9.12                9.12                 9.12
            10                     10.06                9.80                9.80                9.80                 9.80
            11                     9.38                 9.14                9.14                9.14                 9.14
            12                     9.66                 9.41                9.41                9.41                 9.41
            13                     9.46                 9.21                9.21                9.21                 9.21
            14                     9.70                 9.43                9.43                9.43                 9.43
            15                     9.50                 9.23                9.23                9.23                 9.23
            16                     9.60                 9.32                9.32                9.32                 9.32
            17                     9.38                 9.07                9.07                9.07                 9.07
            18                     9.43                 9.11                9.11                9.11                 9.11
            19                     9.69                 9.35                9.35                9.35                 9.35
            20                     9.55                 9.21                9.21                9.21                 9.21
            21                     9.67                 9.31                9.31                9.31                 9.31
            22                     10.56               10.15               10.15                10.15               10.15
            23                     9.91                 9.52                9.52                9.52                 9.52
            24                     10.35                9.93                9.93                9.93                 9.93
            25                     10.11                9.68                9.68                9.68                 9.68
            26                     10.43                9.98                9.98                9.98                 9.98
            27                     10.23                9.78                9.78                9.78                 9.78
            28                     10.37                9.89                9.89                9.89                 9.89
            29                     10.58               10.06               10.06                10.06               10.06
            30                     10.50                9.97                9.97                9.97                 9.97
            31                     10.83               10.27               10.27                10.27               10.27
            32                     10.62               10.05               10.05                10.05               10.05
            33                     10.68               10.10               10.10                10.10               10.10
            34                     11.72               11.04               11.04                11.04               11.04
            35                     10.75               10.11               10.11                10.11               10.11


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
(2) Run to call assuming 100% PPC, no losses, and a 1-month/6-month/12-month LIBOR, 1-year CMT and 11th district COFI rate of 20%.

-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


          Period                A-1 Cap (%)         M-1 Cap (%)         M-2 Cap (%)          B-1 Cap (%)         B-2 Cap (%)
          ------                ----------          -----------         -----------          -----------         -----------
                                Actual/360           Actual/360          Actual/360          Actual/360           Actual/360
            36                     11.24               10.54               10.54                10.54               10.54
            37                     19.20               10.27               10.27                10.27               10.27
            38                     11.52               10.61               10.61                10.60               10.60
            39                     11.14               10.35               10.35                10.35               10.35
            40                     11.23               10.43               10.43                10.43               10.43
            41                     11.71               10.47               10.47                10.47               10.47
            42                     11.44               10.27               10.27                10.27               10.27
            43                     11.83               10.58               10.58                10.58               10.58
            44                     11.49               10.32               10.32                10.32               10.32
            45                     11.50               10.33               10.33                10.33               10.33
            46                     12.33               10.98               10.98                10.98               10.98
            47                     11.55               10.37               10.37                10.37               10.37
            48                     11.94               10.69               10.69                10.69               10.69
            49                     11.58               10.40               10.40                10.40               10.40
            50                     11.98               10.72               10.72                10.72               10.72
            51                     11.61               10.42               10.42                10.42               10.42
            52                     11.80               10.60               10.60                10.60               10.60
            53                     12.56               10.52               10.52                10.52               10.52
            54                     12.17               10.21               10.21                10.21               10.21
            55                     12.58               10.53               10.53                10.53               10.53
            56                     12.18               10.22               10.22                10.22               10.22
            57                     12.19               10.22               10.22                10.22               10.22
            58                     13.51               11.27               11.27                11.27               11.27
            59                     12.21               10.33               10.33                10.33               10.33
            60                     12.62               10.66               10.66                10.66               10.66
            61                     12.22               10.35               10.35                10.35               10.35
            62                     12.63               10.67               10.67                10.67               10.67
            63                     12.23               10.35               10.35                10.35               10.35
            64                     12.24               10.36               10.36                10.36               10.36
            65                     12.66               10.69               10.69                10.69               10.69
            66                     12.25               10.37               10.37                10.37               10.37
            67                     12.67               10.70               10.70                10.70               10.70
            68                     12.27               10.38               10.38                10.38               10.38
            69                     12.27               10.38               10.38                10.38               10.38
            70                     13.60               11.44               11.44                11.44               11.44
            71                     12.29               10.40               10.40                10.40               10.40


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
(2) Run to call assuming 100% PPC, no losses, and a 1-month/6-month/12-month LIBOR, 1-year CMT and 11th district COFI rate of 20%.

-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


          Period                A-1 Cap (%)         M-1 Cap (%)         M-2 Cap (%)          B-1 Cap (%)         B-2 Cap (%)
          ------                ----------          -----------         -----------          -----------         -----------
                                Actual/360           Actual/360          Actual/360          Actual/360           Actual/360
            72                     12.70               10.73               10.73                10.73               10.73
            73                     12.30               10.41               10.41                10.41               10.41
            74                     12.71               10.74               10.74                10.74               10.74
            75                     12.31               10.41               10.41                10.41               10.41
            76                     12.32               10.42               10.42                10.42               10.42
            77                     12.91               10.91               10.91                10.91               10.91
            78                     12.49               10.59               10.59                10.59               10.59
            79                     12.92               10.92               10.92                10.92               10.92
            80                     12.50               10.59               10.59                10.59               10.59
            81                     12.51               10.60               10.60                10.60               10.60
            82                     13.86               11.67               11.67                11.67               11.67
            83                     12.52               10.60               10.60                10.60               10.60
            84                     12.94               10.94               10.94                10.94               10.94
            85                     12.53               10.61               10.61                10.61               10.61
            86                     12.95               10.95               10.95                10.95               10.95
            87                     12.54               10.62               10.62                10.62               10.62
            88                     12.55               10.62               10.62                10.62               10.62
            89                     12.97               10.96               10.96                10.96               10.96
            90                     12.56               10.63               10.63                10.63               10.63
            91                     12.98               10.97               10.97                10.97               10.97
            92                     12.57               10.64               10.64                10.64               10.64
            93                     12.58               10.64               10.64                10.64               10.64
            94                     13.45               11.34               11.34                11.34               11.34
            95                     12.59               10.65               10.65                10.65               10.65
            96                     13.01               10.99               10.99                10.99               10.99
            97                     12.60               10.66               10.66                10.66               10.66
            98                     13.03               11.00               11.00                11.00               11.00
            99                     12.61               10.67               10.67                10.67               10.67
           100                     12.62               10.67               10.67                10.67               10.67
           101                     13.04               11.01               11.01                11.01               11.01
           102                     12.63               10.68               10.68                10.68               10.68
           103                     13.06               11.02               11.02                11.02               11.02
           104                     12.64               10.69               10.69                10.69               10.69
           105                     12.21               10.06               10.06                10.06               10.06


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
(2) Run to call assuming 100% PPC, no losses, and a 1-month/6-month/12-month LIBOR, 1-year CMT and 11th district COFI rate of 20%.

-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

Interest Rate Cap Schedules
Class A-1
-------------------------------------------------------------------
Period                  Balance ($)          Strike %    Ceiling %
-------------------------------------------------------------------
 1                    191,210,000.00          6.15          9.00
 2                    186,800,559.59          6.15          9.00
 3                    182,389,334.74          6.15          9.00
 4                    177,978,012.33          6.15          9.00
 5                    173,568,453.59          6.15          9.00
 6                    169,164,483.37          6.15          9.00
 7                    164,822,916.42          6.15          9.00
 8                    160,544,549.15          6.15          9.00
 9                    156,328,970.64          6.15          9.00
10                    152,195,529.53          6.15          9.00
11                    148,148,723.26          6.15          9.00
12                    144,188,285.34          6.15          9.00
13                    140,312,439.46          6.15          9.00
14                    136,519,360.30          6.15          9.00
15                    132,807,291.31          6.15          9.00
16                    129,174,521.51          6.15          9.00
17                    125,619,423.56          7.15          9.25
18                    122,140,405.96          7.15          9.25
19                    118,734,956.76          7.15          9.25
20                    115,402,340.05          7.15          9.25
21                    112,141,027.65          7.15          9.25
22                    108,949,670.72          7.15          9.25
23                    105,826,621.79          7.50          9.60
24                    102,770,425.78          7.50          9.60
25                     99,779,668.10          7.50          9.60
26                     96,852,964.24          7.50          9.60
27                     93,988,958.76          7.50          9.60
28                     91,186,324.65          7.50          9.60
29                     88,443,717.69          8.45         10.30
30                     85,759,912.99          8.45         10.30
31                     83,133,732.53          8.45         10.30
32                     80,563,887.44          8.45         10.30
33                     78,049,418.14          8.45         10.30
34                     75,588,913.88          8.45         10.30
35                     73,181,231.06          8.80         10.45
36                     70,825,250.12          8.80         10.45
37                              --            --            --



-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

Interest Rate Cap Schedules
Class M-1


------------------------------------------  ------------------------------------------  -----------------------------------------
Period  Balance ($)   Strike % Ceiling %     Period Balance ($)  Strike %   Ceiling %    Period  Balance ($)  Strike %  Ceiling %
------------------------------------------  ------------------------------------------  -----------------------------------------
  1     10,152,000.00   5.55     8.40         36  10,152,000.00   7.75       9.40         71   4,328,357.70    9.10      9.75
  2     10,152,000.00   5.55     8.40         37  10,152,000.00   7.75       9.40         72   4,231,562.00    9.10      9.75
  3     10,152,000.00   5.55     8.40         38  10,152,000.00   7.75       9.40         73   4,136,874.62    9.10      9.75
  4     10,152,000.00   5.55     8.40         39  8,861,026.79    7.75       9.40         74   4,044,250.42    9.10      9.75
  5     10,152,000.00   5.55     8.40         40  8,666,649.53    7.75       9.40         75   3,953,645.23    9.10      9.75
  6     10,152,000.00   5.55     8.40         41  8,476,452.19    8.35       9.65         76   3,865,015.80    9.10      9.75
  7     10,152,000.00   5.55     8.40         42  8,290,346.10    8.35       9.65         77   3,778,320.09    9.10      9.75
  8     10,152,000.00   5.55     8.40         43  8,108,244.41    8.35       9.65         78   3,693,501.64    9.10      9.75
  9     10,152,000.00   5.55     8.40         44  7,930,062.12    8.35       9.65         79   3,610,535.24    9.10      9.75
 10     10,152,000.00   5.55     8.40         45  7,755,715.18    8.35       9.65         80   3,529,381.16    9.10      9.75
 11     10,152,000.00   5.55     8.40         46  7,585,122.99    8.35       9.65         81   3,450,016.47    9.10      9.75
 12     10,152,000.00   5.55     8.40         47  7,418,152.69    8.35       9.65         82   3,372,386.58    9.10      9.75
 13     10,152,000.00   5.55     8.40         48  7,254,781.30    8.35       9.65         83   3,296,454.25    9.10      9.75
 14     10,152,000.00   5.55     8.40         49  7,094,932.33    8.35       9.65         84   3,222,183.06    9.10      9.75
 15     10,152,000.00   5.55     8.40         50  6,938,511.81    8.35       9.65         85   3,149,537.32    9.10      9.75
 16     10,152,000.00   5.55     8.40         51  6,785,466.24    8.35       9.65         86   3,078,482.13    9.10      9.75
 17     10,152,000.00   6.30     8.40         52  6,635,726.15    8.35       9.65         87   3,008,983.31    9.10      9.75
 18     10,152,000.00   6.30     8.40         53  6,488,919.44    9.10       9.65         88   2,941,007.41    9.10      9.75
 19     10,152,000.00   6.30     8.40         54  6,345,245.82    9.10       9.65         89   2,874,521.69    9.10      9.75
 20     10,152,000.00   6.30     8.40         55  6,204,681.58    9.10       9.65         90   2,809,494.11    9.10      9.75
 21     10,152,000.00   6.30     8.40         56  6,067,160.41    9.10       9.65         91   2,745,893.31    9.10      9.75
 22     10,152,000.00   6.30     8.40         57  5,932,607.00    9.10       9.65         92   2,683,688.59    9.10      9.75
 23     10,152,000.00   6.75     8.85         58  5,800,968.65    9.10       9.65         93   2,622,849.91    9.10      9.75
 24     10,152,000.00   6.75     8.85         59  5,672,183.17    9.10       9.75         94   2,563,347.85    9.10      9.75
 25     10,152,000.00   6.75     8.85         60  5,546,189.69    9.10       9.75         95   2,505,153.63    9.10      9.75
 26     10,152,000.00   6.75     8.85         61  5,422,928.63    9.10       9.75         96   2,448,239.08    9.10      9.75
 27     10,152,000.00   6.75     8.85         62  5,302,341.64    9.10       9.75         97   2,392,576.63    9.10      9.75
 28     10,152,000.00   6.75     8.85         63  5,184,371.64    9.10       9.75         98   2,338,139.30    9.10      9.75
 29     10,152,000.00   7.55     9.40         64  5,068,962.72    9.10       9.75         99   2,284,900.66    9.10      9.75
 30     10,152,000.00   7.55     9.40         65  4,956,060.19    9.10       9.75         100  2,232,834.87    9.10      9.75
 31     10,152,000.00   7.55     9.40         66  4,845,610.47    9.10       9.75         101  2,181,916.62    9.10      9.75
 32     10,152,000.00   7.55     9.40         67  4,737,561.16    9.10       9.75         102  2,132,121.15    9.10      9.75
 33     10,152,000.00   7.55     9.40         68  4,631,860.93    9.10       9.75         103  2,083,424.24    9.10      9.75
 34     10,152,000.00   7.55     9.40         69  4,528,459.55    9.10       9.75         104  2,035,802.14    9.10      9.75
 35     10,152,000.00   7.75     9.40         70  4,427,307.85    9.10       9.75         105        -           -         -
------------------------------------------  ------------------------------------------  -----------------------------------------


-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

Interest Rate Cap Schedules
Class M-2


------------------------------------------  ------------------------------------------  -----------------------------------------
Period Balance ($)   Strike %   Ceiling %     Period Balance ($)  Strike %   Ceiling %    Period  Balance ($)  Strike %  Ceiling %
------------------------------------------  ------------------------------------------  -----------------------------------------
  1   9,025,000.00    4.65        7.50         36  9,025,000.00    6.85       8.50         71   3,847,855.42    8.20      8.85
  2   9,025,000.00    4.65        7.50         37  9,025,000.00    6.85       8.50         72   3,761,805.26    8.20      8.85
  3   9,025,000.00    4.65        7.50         38  8,407,797.95    6.85       8.50         73   3,677,629.37    8.20      8.85
  4   9,025,000.00    4.65        7.50         39  7,877,341.10    6.85       8.50         74   3,595,287.64    8.20      8.85
  5   9,025,000.00    4.65        7.50         40  7,704,542.16    6.85       8.50         75   3,514,740.76    8.20      8.85
  6   9,025,000.00    4.65        7.50         41  7,535,459.13    7.45       8.75         76   3,435,950.31    8.20      8.85
  7   9,025,000.00    4.65        7.50         42  7,370,013.16    7.45       8.75         77   3,358,878.92    8.20      8.85
  8   9,025,000.00    4.65        7.50         43  7,208,127.05    7.45       8.75         78   3,283,476.39    8.20      8.85
  9   9,025,000.00    4.65        7.50         44  7,049,725.24    7.45       8.75         79   3,209,720.30    8.20      8.85
 10   9,025,000.00    4.65        7.50         45  6,894,733.01    7.45       8.75         80   3,137,575.35    8.20      8.85
 11   9,025,000.00    4.65        7.50         46  6,743,078.70    7.45       8.75         81   3,067,021.14    8.20      8.85
 12   9,025,000.00    4.65        7.50         47  6,594,644.21    7.45       8.75         82   2,998,009.15    8.20      8.85
 13   9,025,000.00    4.65        7.50         48  6,449,409.10    7.45       8.75         83   2,930,506.27    8.20      8.85
 14   9,025,000.00    4.65        7.50         49  6,307,305.38    7.45       8.75         84   2,864,480.11    8.20      8.85
 15   9,025,000.00    4.65        7.50         50  6,168,249.52    7.45       8.75         85   2,799,898.97    8.20      8.85
 16   9,025,000.00    4.65        7.50         51  6,032,193.94    7.45       8.75         86   2,736,731.80    8.20      8.85
 17   9,025,000.00    5.40        7.50         52  5,899,076.88    7.45       8.75         87   2,674,948.22    8.20      8.85
 18   9,025,000.00    5.40        7.50         53  5,768,567.57    8.20       8.75         88   2,614,518.50    8.20      8.85
 19   9,025,000.00    5.40        7.50         54  5,640,843.53    8.20       8.75         89   2,555,413.54    8.20      8.85
 20   9,025,000.00    5.40        7.50         55  5,515,883.69    8.20       8.75         90   2,497,604.84    8.20      8.85
 21   9,025,000.00    5.40        7.50         56  5,393,629.11    8.20       8.75         91   2,441,064.54    8.20      8.85
 22   9,025,000.00    5.40        7.50         57  5,274,012.82    8.20       8.75         92   2,385,765.32    8.20      8.85
 23   9,025,000.00    5.85        7.95         58  5,156,987.99    8.20       8.75         93   2,331,680.50    8.20      8.85
 24   9,025,000.00    5.85        7.95         59  5,042,499.32    8.20       8.85         94   2,278,783.92    8.20      8.85
 25   9,025,000.00    5.85        7.95         60  4,930,492.71    8.20       8.85         95   2,227,049.99    8.20      8.85
 26   9,025,000.00    5.85        7.95         61  4,820,915.17    8.20       8.85         96   2,176,453.68    8.20      8.85
 27   9,025,000.00    5.85        7.95         62  4,713,714.86    8.20       8.85         97   2,126,970.46    8.20      8.85
 28   9,025,000.00    5.85        7.95         63  4,608,841.02    8.20       8.85         98   2,078,576.35    8.20      8.85
 29   9,025,000.00    6.65        8.50         64  4,506,243.95    8.20       8.85         99   2,031,247.88    8.20      8.85
 30   9,025,000.00    6.65        8.50         65  4,405,875.02    8.20       8.85         100  1,984,962.04    8.20      8.85
 31   9,025,000.00    6.65        8.50         66  4,307,686.62    8.20       8.85         101  1,939,696.36    8.20      8.85
 32   9,025,000.00    6.65        8.50         67  4,211,632.14    8.20       8.85         102  1,895,428.82    8.20      8.85
 33   9,025,000.00    6.65        8.50         68  4,117,665.96    8.20       8.85         103  1,852,137.88    8.20      8.85
 34   9,025,000.00    6.65        8.50         69  4,025,743.44    8.20       8.85         104  1,809,802.44    8.20      8.85
 35   9,025,000.00    6.85        8.50         70  3,935,820.86    8.20       8.85         105        -           -         -
------------------------------------------  ------------------------------------------  -----------------------------------------



-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

Interest Rate Cap Schedules
Class B-1


------------------------------------------  ------------------------------------------  -----------------------------------------
Period Balance ($)   Strike %   Ceiling %     Period Balance ($)  Strike %   Ceiling %    Period  Balance ($)  Strike %  Ceiling %
------------------------------------------  ------------------------------------------  -----------------------------------------
  1    7,332,000.00    3.55        6.40         36  7,332,000.00    5.75       7.40         71   3,126,036.12    7.10      7.75
  2    7,332,000.00    3.55        6.40         37  7,332,000.00    5.75       7.40         72   3,056,128.11    7.10      7.75
  3    7,332,000.00    3.55        6.40         38  6,543,098.32    5.75       7.40         73   2,987,742.78    7.10      7.75
  4    7,332,000.00    3.55        6.40         39  6,399,630.46    5.75       7.40         74   2,920,847.53    7.10      7.75
  5    7,332,000.00    3.55        6.40         40  6,259,246.88    5.75       7.40         75   2,855,410.45    7.10      7.75
  6    7,332,000.00    3.55        6.40         41  6,121,882.14    6.35       7.65         76   2,791,400.30    7.10      7.75
  7    7,332,000.00    3.55        6.40         42  5,987,472.18    6.35       7.65         77   2,728,786.73    7.10      7.75
  8    7,332,000.00    3.55        6.40         43  5,855,954.30    6.35       7.65         78   2,667,528.96    7.10      7.75
  9    7,332,000.00    3.55        6.40         44  5,727,267.08    6.35       7.65         79   2,607,608.78    7.10      7.75
 10    7,332,000.00    3.55        6.40         45  5,601,349.85    6.35       7.65         80   2,548,997.50    7.10      7.75
 11    7,332,000.00    3.55        6.40         46  5,478,144.38    6.35       7.65         81   2,491,678.56    7.10      7.75
 12    7,332,000.00    3.55        6.40         47  5,357,554.72    6.35       7.65         82   2,435,612.53    7.10      7.75
 13    7,332,000.00    3.55        6.40         48  5,239,564.27    6.35       7.65         83   2,380,772.52    7.10      7.75
 14    7,332,000.00    3.55        6.40         49  5,124,117.79    6.35       7.65         84   2,327,132.21    7.10      7.75
 15    7,332,000.00    3.55        6.40         50  5,011,147.42    6.35       7.65         85   2,274,665.84    7.10      7.75
 16    7,332,000.00    3.55        6.40         51  4,900,614.51    6.35       7.65         86   2,223,348.20    7.10      7.75
 17    7,332,000.00    4.30        6.40         52  4,792,468.89    6.35       7.65         87   2,173,154.61    7.10      7.75
 18    7,332,000.00    4.30        6.40         53  4,686,441.82    6.95       7.50         88   2,124,060.90    7.10      7.75
 19    7,332,000.00    4.30        6.40         54  4,582,677.54    6.95       7.50         89   2,076,043.44    7.10      7.75
 20    7,332,000.00    4.30        6.40         55  4,481,158.92    6.95       7.50         90   2,029,079.08    7.10      7.75
 21    7,332,000.00    4.30        6.40         56  4,381,838.08    6.95       7.50         91   1,983,145.17    7.10      7.75
 22    7,332,000.00    4.30        6.40         57  4,284,660.61    6.95       7.50         92   1,938,219.54    7.10      7.75
 23    7,332,000.00    4.75        6.85         58  4,189,588.47    6.95       7.50         93   1,894,280.49    7.10      7.75
 24    7,332,000.00    4.75        6.85         59  4,096,576.73    7.10       7.75         94   1,851,306.78    7.10      7.75
 25    7,332,000.00    4.75        6.85         60  4,005,581.44    7.10       7.75         95   1,809,277.62    7.10      7.75
 26    7,332,000.00    4.75        6.85         61  3,916,559.56    7.10       7.75         96   1,768,172.67    7.10      7.75
 27    7,332,000.00    4.75        6.85         62  3,829,468.96    7.10       7.75         97   1,727,972.01    7.10      7.75
 28    7,332,000.00    4.75        6.85         63  3,744,268.40    7.10       7.75         98   1,688,656.16    7.10      7.75
 29    7,332,000.00    5.55        7.40         64  3,660,917.52    7.10       7.75         99   1,650,206.03    7.10      7.75
 30    7,332,000.00    5.55        7.40         65  3,579,376.80    7.10       7.75         100  1,612,602.96    7.10      7.75
 31    7,332,000.00    5.55        7.40         66  3,499,607.56    7.10       7.75         101  1,575,828.67    7.10      7.75
 32    7,332,000.00    5.55        7.40         67  3,421,571.95    7.10       7.75         102  1,539,865.28    7.10      7.75
 33    7,332,000.00    5.55        7.40         68  3,345,232.89    7.10       7.75         103  1,504,695.28    7.10      7.75
 34    7,332,000.00    5.55        7.40         69  3,270,554.12    7.10       7.75         104  1,470,301.55    7.10      7.75
 35    7,332,000.00    5.75        7.40         70  3,197,500.11    7.10       7.75         105        -           -         -
------------------------------------------  ------------------------------------------  -----------------------------------------



-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

-------------------------------------------------------------------------------

Interest Rate Cap Schedules
Class B-2


------------------------------------------  ------------------------------------------  -----------------------------------------
Period Balance ($)   Strike %   Ceiling %     Period Balance ($)  Strike %   Ceiling %    Period  Balance ($)  Strike %  Ceiling %
------------------------------------------  ------------------------------------------  -----------------------------------------
  1    2,257,000.00    3.40        6.25         36  2,257,000.00    5.60       7.25         71    962,283.62     6.95      7.60
  2    2,257,000.00    3.40        6.25         37  2,257,000.00    5.60       7.25         72    940,763.93     6.95      7.60
  3    2,257,000.00    3.40        6.25         38  2,014,153.42    5.60       7.25         73    919,712.96     6.95      7.60
  4    2,257,000.00    3.40        6.25         39  1,969,989.90    5.60       7.25         74    899,120.69     6.95      7.60
  5    2,257,000.00    3.40        6.25         40  1,926,775.81    5.60       7.25         75    878,977.27     6.95      7.60
  6    2,257,000.00    3.40        6.25         41  1,884,491.00    6.20       7.50         76    859,273.11     6.95      7.60
  7    2,257,000.00    3.40        6.25         42  1,843,115.76    6.20       7.50         77    839,998.86     6.95      7.60
  8    2,257,000.00    3.40        6.25         43  1,802,630.78    6.20       7.50         78    821,141.96     6.95      7.60
  9    2,257,000.00    3.40        6.25         44  1,763,017.16    6.20       7.50         79    802,696.81     6.95      7.60
 10    2,257,000.00    3.40        6.25         45  1,724,256.22    6.20       7.50         80    784,654.58     6.95      7.60
 11    2,257,000.00    3.40        6.25         46  1,686,330.04    6.20       7.50         81    767,010.16     6.95      7.60
 12    2,257,000.00    3.40        6.25         47  1,649,209.08    6.20       7.50         82    749,751.43     6.95      7.60
 13    2,257,000.00    3.40        6.25         48  1,612,888.24    6.20       7.50         83    732,870.10     6.95      7.60
 14    2,257,000.00    3.40        6.25         49  1,577,350.50    6.20       7.50         84    716,358.07     6.95      7.60
 15    2,257,000.00    3.40        6.25         50  1,542,574.98    6.20       7.50         85    700,207.42     6.95      7.60
 16    2,257,000.00    3.40        6.25         51  1,508,549.77    6.20       7.50         86    684,410.38     6.95      7.60
 17    2,257,000.00    4.15        6.25         52  1,475,259.45    6.20       7.50         87    668,959.35     6.95      7.60
 18    2,257,000.00    4.15        6.25         53  1,442,621.27    6.95       7.50         88    653,846.90     6.95      7.60
 19    2,257,000.00    4.15        6.25         54  1,410,679.65    6.95       7.50         89    639,065.75     6.95      7.60
 20    2,257,000.00    4.15        6.25         55  1,379,429.31    6.95       7.50         90    624,608.77     6.95      7.60
 21    2,257,000.00    4.15        6.25         56  1,348,855.50    6.95       7.50         91    610,468.99     6.95      7.60
 22    2,257,000.00    4.15        6.25         57  1,318,941.49    6.95       7.50         92    596,639.59     6.95      7.60
 23    2,257,000.00    4.60        6.70         58  1,289,675.56    6.95       7.50         93    583,113.89     6.95      7.60
 24    2,257,000.00    4.60        6.70         59  1,261,043.87    6.95       7.60         94    569,885.35     6.95      7.60
 25    2,257,000.00    4.60        6.70         60  1,233,032.91    6.95       7.60         95    556,947.57     6.95      7.60
 26    2,257,000.00    4.60        6.70         61  1,205,629.42    6.95       7.60         96    544,294.29     6.95      7.60
 27    2,257,000.00    4.60        6.70         62  1,178,820.44    6.95       7.60         97    531,919.37     6.95      7.60
 28    2,257,000.00    4.60        6.70         63  1,152,593.26    6.95       7.60         98    519,816.82     6.95      7.60
 29    2,257,000.00    5.40        7.25         64  1,126,935.47    6.95       7.60         99    507,980.77     6.95      7.60
 30    2,257,000.00    5.40        7.25         65  1,101,834.89    6.95       7.60         100   496,405.47     6.95      7.60
 31    2,257,000.00    5.40        7.25         66  1,077,279.63    6.95       7.60         101   485,085.28     6.95      7.60
 32    2,257,000.00    5.40        7.25         67  1,053,258.03    6.95       7.60         102   474,014.72     6.95      7.60
 33    2,257,000.00    5.40        7.25         68  1,029,758.68    6.95       7.60         103   463,188.39     6.95      7.60
 34    2,257,000.00    5.40        7.25         69  1,006,770.41    6.95       7.60         104   452,601.01     6.95      7.60
 35    2,257,000.00    5.60        7.25         70   984,282.29     6.95       7.60         105        -           -         -
------------------------------------------  ------------------------------------------  -----------------------------------------



-------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        Description of Total Collateral
-------------------------------------------------------------------------------

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of May 1, 2004). The characteristics of the Mortgage Loans in the Prospectus Supplement will supersede the descriptions of the characteristics below.

Aggregate Current Principal Balance:                                     $225,616,575
Average Outstanding Principal Balance:                                       $187,857
Range of Outstanding Principal Balances:                        $12,517 to $1,200,000
Loans with Current Prepayment Penalties:                                       36.06%
Fixed Rate / Adjustable Rate:                                         38.99% / 61.01%
Second Liens:                                                                   0.84%
FHA/VA Insured Mortgage Loans:                                                  0.05%
Simple Interest Loans:                                                          0.04%
Loans with Insurance:                                                           6.82%
Negative Amortization Loans:                                                    1.78%
Balloon Loans:                                                                  0.76%

Performing Loans:                                                              91.15%
Sub-Performing Loans:                                                           7.20%
   Sub-Performing Loans that are Payment Plan Loans:                            0.02%
   Sub-Performing Loans that are Bankruptcy Plan Loans:                         0.14%
Re-Performing Loans:                                                            1.66%
   Re-Performing Loans that are Payment Plan Loans:                             0.23%
   Re-Performing Loans that are Bankruptcy Plan Loans:                          0.97%

Weighted Average Loan Rate:                                                    6.668%
Range of Loan Rates:                                                2.875% to 13.990%
Weighted Average Combined Amortized LTV(1):                                    74.30%
Weighted Average Original Term to Maturity:                                       341
Weighted Average Remaining Term to Stated Maturity:                               331
Weighted Average FICO Score:                                                      637

Max Zip Code Concentration (%):                                                 0.96%
Max Zip Code Concentration (zip):                                               94024

Top 5 Geographic Concentrations (State):
     California                                                                30.83%
     New York                                                                  13.13%
     Florida                                                                    6.75%
     New Jersey                                                                 4.83%
     Texas                                                                      3.66%


Notes:
------

1. The sum of the first and, if any, second amortized liens divided by the appraised value of the property.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                           FOR ADDITIONAL INFORMATION PLEASE CALL:

-------------------------------------------------------------------------------
                                 Morgan Stanley
-------------------------------------------------------------------------------
    Structured Finance
    Valerie Kay                                     (212) 761-2162
    Forchi Chen                                     (212) 761-2154
    Mike Cuoco                                      (212) 761-7598

    Capital Markets/Structuring
    Jay Hallik                                      (212) 761-2252
    Rick Onkey                                      (212) 761-2122
    Vanessa Vanacker                                (212) 761-2016
----------------------------------------------- -------------------------------




-------------------------------------------------------------------------------
                                Rating Agencies
-------------------------------------------------------------------------------


    Standard & Poor's
    Connor Kelly                                     (212) 438-2448

    Moody's
    Dhruv Mohindra                                   (212) 553-4143

------------------------------------------------ ------------------------------




--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
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